Dreyfus BASIC Municipal Money Market Portfolio
SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                 Dreyfus BASIC Municipal Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Municipal Money Market Portfolio, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro.

When the reporting period began, it became apparent that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates twice more during the reporting period. In total, the Federal Reserve Board raised short-term interest rates by 1.00 percentage point since late June 1999, before the current reporting period began. In this environment, yields on tax-exempt money market securities rose.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC Municipal Money Market Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000




DISCUSSION OF PERFORMANCE

Jill Shaffro, Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Portfolio perform during the period?

For the six-month period that began on September 1, 1999 and ended February 29, 2000, the portfolio produced an annualized tax-exempt yield of 3.11%. Taking into account the effects of compounding, the portfolio provided an annualized effective yield of 3.15%.(1)

What is the portfolio's investment approach?

The   portfolio  seeks  a  high  level  of  federally  tax-exempt  income  while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the portfolio' s weighted average maturity. If we anticipate limited new-issue supply, we may extend the portfolio' s average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The  portfolio was influenced by robust U.S. economic growth and rising interest
rates    throughout    the    six-month    reporting    period.

By the time the reporting period began on September 1, 1999, it was clear that economic growth in the United States and overseas was stronger than many analysts had expected. In the U.S., consumer confidence had reached a 30-year high, oil prices had bounced back from the previous year's lows, and employment was strong with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999, before the start of the six-month reporting period. The Fed then implemented two additional rate hikes in November and February, during the reporting period, for a total increase of 1.00 percentage point since last summer.

Although these interest-rate increases caused short-term tax-exempt yields to rise throughout the reporting period, tax-exempt money market yields did not rise as much as comparable taxable yields. That's because many states and municipalities enjoyed higher tax revenues during this period of economic prosperity. As a result, many municipalities had less need to borrow to satisfy their short-term obligations.

What is the portfolio's current strategy?

We have continued to manage the portfolio's average maturity according to our supply-and-demand expectations. Accordingly, we adopted a relatively long average maturity last fall to maintain competitive yields during a time of little new issuance. We later allowed the portfolio's average maturity to decline naturally as existing holdings matured, enabling us to capture then prevailing higher yields during the fourth quarter of 1999, when issuance increased. We again extended the average maturity toward the end of the year to take advantage of market weakness in advance of potential Year 2000 concerns, which ultimately proved unfounded. We ended the reporting period with a weighted average maturity that was slightly longer than neutral. This position was designed to maintain competitive yields through March, typically a low-issuance month.

Our security selection strategy continued to focus on very high quality, liquid money market instruments from an array of issuers. Some of the most frequently used instruments included Variable Rate Demand Notes (VRDNs), which feature adjustable yields, short maturities, and afford the portfolio a high degree of liquidity and credit quality. Toward the end of the reporting period, we modestly reduced our holdings of VRDNs in favor of tax-exempt commercial paper with maturities in the three- to nine-month range, which helped us extend the portfolio' s average weighted maturity. These securities offered a high level of liquidity, strong credit characteristics and competitive yields. Of course, portfolio composition will change over time.

March 23, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                              Principal
TAX EXEMPT INVESTMENTS-98.2%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--4.6%

Decatur, IDB, SWDR, VRDN (Trico Steel Co. LLC Project)

   4% (LOC; Chase Manhattan Bank)                                                            25,000,000  (a)          25,000,000

CALIFORNIA--5.3%

California Higher Education Loan Authority Inc.,

  Student Loan Revenue

  3.55%, Series C, 7/1/2000

   (LOC; Student Loan Marketing Association)                                                 19,000,000               19,000,000

California School Cash Reserve Program Authority

   4%, Series A, 7/3/2000 (Insured; AMBAC)                                                   10,000,000               10,029,564

COLORADO--2.7%

Colorado Student Obligation Bond Authority,

  Student Loan Revenue, VRDN

  3.95%, Series A

   (LOC; Student Loan Marketing Association)                                                 15,000,000  (a)          15,000,000

DISTRICT OF COLUMBIA--.9%

District of Columbia, Revenue, VRDN

  (George Washington University)

  3.90%, Series B (Insured; MBIA and Liquidity

   Facility; Bank of America)                                                                 5,000,000  (a)           5,000,000

FLORIDA--1.7%

Sarasota County Public Hospital District, HR, CP

  (Memorial Hospital Project)

   3.80%, Series A (LOC; SunTrust Bank)                                                       9,045,000                9,045,000

GEORGIA--3.7%

Savannah Economic Development Authority, Exempt

  Revenue, VRDN (Home Depot Project)

   4.04%, Series A (Corp. Guaranty; Home Depot)                                              20,000,000  (a)          20,000,000

ILLINOIS--2.7%

Cook County, GO

   6.30%, 11/1/2000 (Insured; AMBAC)                                                          3,000,000                3,043,761

Cook County, Capital Improvement, Refunding, GAN

   5%, 11/15/2000 (Insured; FGIC)                                                             4,540,000                4,569,476

Illinois Development Finance Authority, Revenue,

  Refunding (Provena Health)

   4.50%, Series A, 5/15/2000 (Insured; MBIA)                                                 2,630,000                2,633,672

Village of Lombard, MFHR (Clover Creek)

   4.05%, 12/15/2000 (LOC; Bank One of Arizona)                                               4,800,000                4,800,000

INDIANA--5.6%

Indiana Bond Bank Advance Funding Program

   4.75%, Series A-2, 1/18/2001 (LOC; Bank of America)                                        8,000,000                8,039,420


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDIANA (CONTINUED)

Indiana Health Facility Authority, Revenue, VRDN

   (Ascension Health Credit) 3.75%                                                           10,000,000  (a)          10,000,000

State of Indiana, University Revenues, Prerefunded

   (Student Fee) 7%, Series G, 8/1/2000                                                       2,535,000                2,615,784

Petersburg, SWDR, VRDN

  (Indiana Power and Light Co. Project)

  3.95% Series A (Corp. Guaranty; Indiana Power

   and Light Co. Project)                                                                    10,000,000  (a)          10,000,000

IOWA--1.8%

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Inc. Project) 3.95%                                                 10,000,000  (a)          10,000,000

KANSAS--1.7%

Wichita, Water and Sewer Utility Revenue

   6.50%, 10/1/2000 (Insured; FGIC)                                                           1,850,000                1,874,785

Wyandotte County Government Temporary Notes

  (Kansas City University):

      4.30%, Series 8, 12/1/2001                                                              4,015,000                4,015,000

      4.40%, Series 5, 12/1/2001                                                              1,262,500                1,262,500

      4.40%, Series 6, 12/1/2001                                                              2,095,750                2,095,750

KENTUCKY--6.2%

City of Carroll, Collateralized Solid Waste Disposal Facilities

  Revenue, VRDN (Kentucky Utilities Co. Project)

   3.95%, Series A (Corp. Guaranty; Kentucky                                                 23,700,000  (a)          23,700,000

   Utilities Co.)

Kentucky Association of Counties Advance Revenue Cash

   Flow Borrowing Program, COP, TRAN 4%, 6/30/2000                                           10,000,000               10,017,570

LOUISIANA--4.7%

Plaquemines Port, Harbor and Terminal District, Port

  Facilities Revenue

  (International Marine Terminal Project)

  3%, Series B, 3/15/2000

   (LOC; Morgan Guaranty Trust Co.)                                                           5,775,000                5,775,000

West Baton Rouge Parish Industrial District Number 3,

  Revenue, VRDN (Dow Chemical Co. Project)

   4%, Series A (Corp. Guaranty; Dow Chemical Co.)                                           20,000,000  (a)          20,000,000

MICHIGAN--3.2%

Grand Rapids Economic Development Corporation,

  Revenue, VRDN

  (Amway/Grand Plaza Hotel Facility # 1)

   3.75% (LOC; Old Kent Bank and Trust Co.)                                                   4,000,000  (a)           4,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                          Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, Revenue, Refunding

  (Mid-Michigan Obligation Group)

   4.75%, Series A 6/1/2000 (Insured; FSA)                                                    1,750,000                1,752,476

Michigan South Central Power Agency, Power Supply

  System Revenue, Refunding

   5.20%,11/1/2000 (Insured; MBIA)                                                            5,510,000                5,550,981

Michigan Strategic Fund, LOR, VRDN

  (Pierce Foundation Project)

   3.70% (LOC; Michigan National Bank)                                                        6,000,000  (a)           6,000,000

MINNESOTA--2.8%

Minnesota Higher Education Coordinating Board, Revenue,

   VRDN 3.95% (LOC; Norwest Bank of Minnesota)                                               15,500,000  (a)          15,500,000

MISSOURI--2.8%

Missouri Higher Education Loan Authority, Student Loan

  Revenue, Refunding, VRDN

  4%, Series B (Insured; MBIA and SBPA; NMB Post

   Bank Group)                                                                                9,500,000  (a)           9,500,000

St. Louis General Fund, Revenue, TRAN 4%, 6/30/2000                                           6,000,000                6,014,401

NEVADA--.7%

Clark County, EDR, VRDN

  (Lutheran Secondary School Association Project)

   4% (LOC; Allied Irish Banks)                                                               4,000,000  (a)           4,000,000

NEW HAMPSHIRE--4.5%

State of New Hampshire Business Finance Authority, PCR,

  CP (New England Power Co. Project)

  3.70%, Series B, 4/24/2000

   (Corp. Guaranty; New England Power Co.)                                                   18,000,000               18,000,000

Rockingham County, TAN 4.75%, 12/29/2000                                                      6,500,000                6,523,388

NEW JERSEY--.9%

New Jersey Transport Authority, CP

  3.85%, Series A, 3/10/2000 (Liquidity Facility: Bank of

   Nova Scotia, Commerzbank and Toronto-Dominion Bank)                                        5,000,000                5,000,000

NEW MEXICO--1.8%

State of New Mexico, TRAN 4%, 6/30/2000                                                      10,000,000               10,024,631

NEW YORK--1.7%

Suffolk County, TAN 4.50%, Series 1, 8/10/2000

  (LOC: Credit Local de France, Landesbank Hessen and

   West Deutchlandesbank)                                                                     9,000,000                9,019,375

OHIO--6.1%

Hillard School District, BAN 4.59%, 5/25/2000                                                 5,000,000                5,008,023


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Ohio Housing Finance Agency, Mortgage Revenue

   (Residential) 3.05%, Series A-2, 3/1/20003                                                14,000,000               14,000,000

Ohio Water Development Authority, Pollution Control

  Facility, Revenue, Refunding, VRDN

  (Duquesne Light Co.)

  4%, Series A (Insured; AMBAC and Liquidity

   Facility; The Bank of New York)                                                            7,000,000  (a)           7,000,000

Summit County, BAN 3.80%, Series A, 6/1/2000                                                  7,510,000                7,520,971

OREGON--1.5%

Oregon Housing and Community Services Department, SFMR

   3.45%, Series G, 6/29/2000                                                                 8,110,000                8,110,000

PENNSYLVANIA--5.5%

Allegheny County Hospital Development Authority, HR

  (South Hills Health System)

   3.15%, 4/1/2000 (LOC; PNC Bank of Ohio)                                                    8,000,000               8,000,000

Emmaus General Authority, Revenue, VRDN

  3.85% (Insured; FSA and Liquidity Facility; First Union

   National Bank)                                                                            15,000,000  (a)          15,000,000

Pennsylvania Energy Development Authority, Energy

  Development Revenue, VRDN

  (B & W Ebensburg Project)

   3.95% (LOC; Landesbank Hessen)                                                             6,985,000  (a)           6,985,000

SOUTH CAROLINA--.3%

Lexington County Health Services District Inc.,

  Hospital Improvement Revenue, Refunding

   4.25%, 11/1/2000 (Insured; FSA)                                                            1,665,000                1,666,005

TENNESSEE--1.8%

Sevier County Public Building Authority, Local Government

  Public Improvement, VRDN

  3.85%, Series III-C-5 (Insured; AMBAC and LOC;

   Landesbank Hessen)                                                                        10,000,000  (a)          10,000,000

TEXAS--14.1%

Brazos River Harbor Navigation District, Harbor Revenue,

  VRDN (Dow Chemical Co. Project)

   4% (Corp. Guaranty; Dow Chemical Co.)                                                     22,300,000  (a)          22,300,000

El Paso Industrial Development Authority Inc., IDR,

  VRDN (El Paso School District Limited Project)

   3.90% (LOC; Chase Manhattan Bank)                                                          2,400,000  (a)           2,400,000

Gulf Coast Industrial Development Authority, SWDR,

  VRDN (Citgo Petroleum Project)

   3.95% (LOC; Wachovia Bank of Georgia)                                                     14,000,000  (a)          14,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Harris County Health Facilities Development Corporation,

  HR, VRDN (Texas Children's Hospital)

  3.95%, Series B-1 (Insured; MBIA and Liquidity Facility;

   Morgan Guaranty Trust Co.)                                                                 5,000,000  (a)           5,000,000

Panhandle Plains Higher Education Authority Inc., Student

  Loan Revenue, VRDN

  3.95%, Series A

   (LOC; Student Loan Marketing Association)                                                 20,000,000  (a)          20,000,000

Port Development Corporation, Marine Terminal Revenue,

  VRDN (Pasadena Terminal Co. Inc., Project)

   4.10% (LOC; ABN-Amro Bank)                                                                 2,420,000  (a)           2,420,000

State of Texas, TRAN 4.50%, Series A, 8/31/2000                                              10,000,000               10,032,449

West Texas Municipal Power Agency, Electric Revenue

   4.20%, 2/15/2001 (Insured; MBIA)                                                           1,000,000                  999,973

UTAH--1.2%

Utah Housing Finance Agency, Multi-Family Housing,

  Refunding, VRDN (Candlestick)

   3.93% (LOC; Bank One Corp.)                                                                6,400,000  (a)           6,400,000

VIRGINIA--4.2%

Hopewell Industrial Development Authority, Exempt

  Facilities, Revenue, VRDN (Hadson Power 13)

   3.95%, Series A (LOC; Credit Suisse)                                                       5,000,000  (a)           5,000,000

Richmond Industrial Development Authority, Revenue,

  VRDN (Cogentrix of Richmond Project):

      4.10% Series A (LOC; Banque Paribas)                                                    8,300,000  (a)           8,300,000

      4.10% Series B (LOC; Banque Paribas)                                                    6,000,000  (a)           6,000,000

   Exempt Facilities 4.10%, Series A

   (LOC; Banque Paribas)                                                                      3,400,000  (a)           3,400,000

WASHINGTON--1.7%

Washington Housing Finance Commission, Multi-Family

  Revenue, Refunding, VRDN

   (Avalon Ridge Apartments Project) 3.90% (LOC; FNMA)                                        9,255,000  (a)           9,255,000

WYOMING--1.8%

Unita County, PCR, Refunding (Chervon USA Inc. Project)

   3.85%, 5/1/2000 (Corp. Guaranty; Chervon USA Inc.)                                        10,000,000               10,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $537,199,952)                                                             98.2%              537,199,955

CASH AND RECEIVABLES (NET)                                                                         1.8%               10,068,960

NET ASSETS                                                                                       100.0%              547,268,915


Summary of Abbreviations

AMBAC               American Municipal Bond                             MBIA                 Municipal Bond Investors
                        Assurance Corporation                                                    Assurance Insurance
BAN                 Bond Anticipation Notes                                                      Corporation
COP                 Certificate of Participation                        MFHR                 Multi-Family Housing
CP                  Commercial Paper                                                             Revenue
EDR                 Economic Development Revenue                        PCR                  Pollution Control Revenue
FGIC                Financial Guaranty                                  SBPA                 Standby Bond Purchase
                        Investment Company                                                       Agreement
FNMA                Federal National                                    SFMR                 Single Family Mortgage
                        Mortgage Association                                                     Revenue
FSA                 Financial Security Assurance                        SWDR                 Solid Waste
GAN                 Grant Anticipation Notes                                                     Disposal Revenue
GO                  General Obligation                                  TAN                  Tax Anticipation Notes
HR                  Hospital Revenue                                    TRAN                 Tax and Revenue
IDB                 Industrial Development Board                                                 Anticipation Notes
IDR                 Industrial Development Revenue                      VRDN                 Variable Rate
LOC                 Letter of Credit                                                             Demand Notes
LOR                 Limited Obligation Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 90.4
AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        8.4
Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.2
                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           537,199,952  537,199,955

Cash                                                                  6,207,741

Interest receivable                                                   4,011,361

Prepaid expenses                                                         21,895

                                                                    547,440,952
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           129,698

Accrued expenses and other liabilities                                   42,339

                                                                        172,037
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      547,268,915
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     547,396,120

Accumulated net realized gain (loss) on investments                   (127,208)

Accumulated gross unrealized appreciation on investments                    3
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      547,268,915
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       547,396,120

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,953,399

EXPENSES:

Management fee--Note 2(a)                                            1,398,046

Shareholder servicing costs--Note 2(b)                                 168,328

Custodian fees                                                          27,806

Professional fees                                                       26,838

Registration fees                                                       13,213

Prospectus and shareholders' reports                                     7,080

Directors' fees and expenses--Note 2(c)                                  4,508

Miscellaneous                                                            7,198

TOTAL EXPENSES                                                       1,653,017

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (394,395)

NET EXPENSES                                                         1,258,622

INVESTMENT INCOME--NET                                               8,694,777
--------------------------------------------------------------------------------

NET UNREALIZED APPRECIATION ON INVESTMENTS                                  3

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,694,780

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000           Year Ended
                                              (Unaudited)      August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,694,777           17,754,729

Net realized gain (loss) from investments            --                   530

Net unrealized appreciation (depreciation)

   on investments                                      3                  --

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   8,694,780            17,755,259
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (8,694,777)         (17,754,729)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 229,921,604         511,053,083

Dividends reinvested                            8,245,591          16,884,847

Cost of shares redeemed                     (300,430,168)        (533,875,712)

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS           (62,262,973)          (5,937,782)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (62,262,970)          (5,937,252)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           609,531,885          615,469,137

END OF PERIOD                                 547,268,915          609,531,885

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                               Six Months
                                               Ended
                                               February 29,
                                                      2000                                   Year Ended August 31,
                                                                    ---------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                          1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .015          .029          .033          .033           .034          .037

Distributions:

Dividends from investment
    income--net                                       (.015)        (.029)        (.033)         (.033)        (.034)        (.037)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.13(a)       2.90          3.31           3.31          3.42          3.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .45(a)        .45           .45           .45            .38           .14

Ratio of net investment income

   to average net assets                              3.10(a)       2.86          3.26          3.26           3.40          3.73

Decrease reflected in

  above expense ratios

  due to undertakings by

   The Dreyfus Corporation                             .14(a)        .15           .17           .15            .22           .45

Net Assets, end of period
   ($ x 1,000)                                      547,269      609,532       615,469        683,562        804,257     1,099,434

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $14,574 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $128,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $1,700 of the carryover expires in fiscal 2001, $2,000 expires in fiscal
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

2002,  $50,300  expires  in fiscal 2003, $36,000 expires in fiscal 2004, $25,000 expires in fiscal 2005, $1,000 expires in fiscal 2006 and $12,000 expires in fiscal 2007.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $394,395 during the period ended February 29, 2000.

(b) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio's and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the portfolio was charged $125,205 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for pro viding personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the portfolio was charged $27,731 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Subsequent Event

At a meeting of the fund's Board of Directors held on January 19, 2000, the Board approved the termination of the portfolio's Distribution Agreement with Premier Mutual Services, Inc. and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                       The Portfolio

NOTES

                                                           For More Information

                        Dreyfus BASIC Municipal
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                            Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                            Transfer Agent &
                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   122SA002